4 Q 2 2 E a r n i n g s P r e s e n t a t i o n J a n u a r y 2 6 , 2 0 2 3 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “target,” “project,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of unfavorable macroeconomic conditions or downturns, instability or volatility in financial markets and other events and factors outside of our control, such as U.S. and global recession concerns, geopolitical concerns including the conflict between Russia and Ukraine, inflationary pressures, labor and market volatility, supply chain issues, and the COVID-19 pandemic or other public health crisis; risks associated with our acquisition of Bank Leumi USA, including the inability to realize expected cost savings and synergies from the Bank Leumi USA acquisition in the amounts or timeframe anticipated; , greater than expected costs or difficulties relating to Bank Leumi USA integration matters; , the any inability to retain customers and qualified employees of Bank Leumi USA; and the potential for greater than expected non- recurring charges related to the Bank Leumi USA acquisition; the continued impact of COVID-19 and any future resurgences on the U.S. and global economies, including business disruptions, reductions in employment, supply chain interruptions, inflation, Federal Reserve actions impacting the level of market interest rates and an increases in business failures, specifically among our clients; the continued impact of COVID-19, as well as on our business, our employees and our ability to provide services to our customers and respond to their needs as more cases and new variants of COVID-19 may arise in our primary markets; continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation replacement of the London Interbank Offered Rate with Secured Overnight Financing Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida, Alabama, California, and Illinois, as well as an unexpected decline in commercial real estate values within our market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemics or other public health crises, acts of terrorism or other external events; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021. The financial results and disclosures included in this presentation are preliminary. Final 2022 financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 $10.35 $10.85 $11.57 $12.23 $6.73 $7.25 $7.94 $8.15 2019 2020 2021 2022 Equity per Share Measures Book Value (GAAP) Tangible Book Value (non-GAAP) 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Consistent Financial Improvement 0.93% 0.96% 1.14% 1.09% 0.98% 0.99% 1.19% 1.25% 2019 2020 2021 2022 Return on Average Assets Reported (GAAP) Adjusted (non-GAAP) $898 $1,119 $1,210 $1,656 $898 $1,075 $1,125 $1,642 2019 2020 2021 2022 Net Interest Income ($mm) Reported (GAAP) Ex-PPP (non-GAAP) $0.87 $0.93 $1.12 $1.14 $0.92 $0.96 $1.17 $1.31 2019 2020 2021 2022 Earnings per Share Dil. EPS (GAAP) Dil. EPS (non-GAAP) 1 2019 2020 2021 2022 NIM (FTE) 2.95% 3.03% 3.17% 3.45% 1 1 1

4 2022 Highlights Balance Sheet Growth and Resilience ▪ Strong and Diverse Organic Loan and Deposit Growth Across Business Lines and Geographies ▪ Preservation of Sub-100% Loan / Deposit Ratio ▪ Significant Net Interest Margin Improvement Continued Credit Strength ▪ Non-Accrual Loans Declined to 0.57% of Total Loans from 0.70% in 2021 ▪ Allowance for Credit Losses for Loans / Non-Accrual Loans Increased to 170% from 150% in 2021 ▪ 2022 Net Charge-Offs were Stable at 0.05% of Average Loans Key Business Initiatives ▪ Successfully Completed the Acquisition of Bank Leumi USA, the Largest Transaction in Our History ▪ Continue to Prioritize Service Excellence and Holistic Approach to Customer Relationships ▪ Double-Digit Growth in Niche Deposit Verticals (HOA, Cannabis, Digital, National Deposits) ▪ Introduced Additional Diverse Funding Niches from Bank Leumi (International & Technology, Private Banking) ▪ Continued Loan Growth from New Market Expansion Efforts (Los Angeles, Chicago, Atlanta, Nashville)

5 4Q22 3Q22 4Q21 4Q22 3Q22 4Q21 Net Income ($mm) $177.6 $178.1 $115.0 $182.9 $181.5 $125.0 Return on Average Assets Annualized 1.25% 1.30% 1.08% 1.29% 1.32% 1.18% Return on Average Assets, ex. PPP 1 Annualized -- -- -- 1.28% 1.32% 1.08% Efficiency Ratio (Non-GAAP) -- -- -- 49.3% 49.8% 49.4% Diluted Earnings Per Share $0.34 $0.34 $0.27 $0.35 $0.35 $0.29 Pre-Provision Net Revenue 2 ($mm) $252.4 $248.5 $169.0 $263.0 $256.3 $178.8 PPNR / Average Assets 2 Annualized 1.77% 1.81% 1.59% 1.85% 1.87% 1.68% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense; PPNR / Avg. Assets is presented on an annualized basis; Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 4Q 2022 Financial Highlights Adjusted earnings stability reflects net interest income expansion offset by a higher provision and lower non- interest income, reflecting a decline in swap revenue. Loan growth remains strong as payoffs continue to slow.

6 Multifamily 17% Non Owner-Occupied CRE 24% Healthcare CRE 5% Owner-Occupied CRE 9% C&I 19% Consumer 7% Residential R.E. 11% Construction 8% CRE 46% C&I 28% Other 26% New Loan Originations ($bn) 1 Loan classifications according to call report schedule which may not correspond to classifications outlined in earnings release. 2 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. 3 Cumulative Beta is measured as the change in Valley’s quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Slower Payoffs Continue to Enhance Loan Growth Gross Loans ($bn) $45.2 $46.9 9/30/2022 12/31/2022 12/31/2022 Loan Composition 1, 2 4Q22 Annualized: +15.3% $2.5 $2.6 $3.6 $2.7 $2.6 3.23% 3.32% 4.08% 5.21% 6.20% 3.83% 3.67% 3.91% 4.48% 5.20% 4Q21 1Q22 2Q22 3Q22 4Q22 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate Cumulative Loan Beta (Current Cycle) 3 Avg. Fed Funds (Upper) Avg. Loan Yield Cumulative Beta 4Q21 0.25% 3.83% -- 1Q22 0.30% 3.67% -- 2Q22 0.96% 3.91% 11% 3Q22 2.39% 4.48% 30% 4Q22 3.82% 5.20% 38%

7 Deposit Growth Supporting Loans Deposit Balance Trends ($bn) 20.3 23.6 23.6 11.7 15.4 14.5 3.7 6.3 9.6 35.6 45.3 47.6 12/31/2021 09/30/2022 12/31/2022 Savings & Interest Checking Non-Interest Time 12% 32% 56% 20% 30% 50% Avg. Fed Funds vs. Deposit Costs (%) 0.15% 0.14% 0.19% 0.59% 1.36% 0.25% 0.30% 0.96% 2.39% 3.82% 4Q21 1Q22 2Q22 3Q22 4Q22 Total Deposits Average Fed Funds (Upper) 4Q22 Annualized: +20.5% Cumulative Beta (Current Cycle) 1 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Avg. Fed Funds (Upper) Total Cost of Deposits Cumulative Beta 4Q21 0.25% 0.15% -- 1Q22 0.30% 0.14% -- 2Q22 0.96% 0.19% 5% 3Q22 2.39% 0.59% 20% 4Q22 3.82% 1.36% 34%

8 Net Interest Income Analysis 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income (FTE) 316 318 420 455 467 PPP Impact 1 (17) (7) (4) (2) (1) NII ex PPP 299 311 415 454 466 Earning Asset Analysis 4Q21 1Q22 2Q22 3Q22 4Q22 Avg. Earning Assets 39,193 40,283 48,891 50,531 52,405 PPP Impact 1 (642) (298) (228) (106) (62) Earning Assets ex PPP 38,551 39,985 48,663 50,425 52,343 NIM Analysis 4Q21 1Q22 2Q22 3Q22 4Q22 NII ex PPP (FTE) 299 311 415 454 466 Earning Assets 38,551 39,985 48,663 50,425 52,343 NIM ex PPP (FTE) 3.10% 3.11% 3.42% 3.60% 3.57% Reported GAAP Net Interest Income ($mm) and Margin Net Interest Margin Net Interest Income ($mm) and Margin Ex-PPP (non-GAAP) 1, 2 $316 $318 $420 $455 $467 3.23% 3.16% 3.43% 3.60% 3.57% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income ($mm, GAAP) NIM $299 $311 $416 $454 $466 3.10% 3.11% 3.42% 3.60% 3.57% 4Q21 1Q22 2Q22 3Q22 4Q22 NII ($mm) NIM All metrics are represented on a full tax equivalent basis 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 4Q22, 3Q22 and 2Q22 PPP impact includes average balance, interest income, and purchased loan accretion for PPP loans acquired from Bank Leumi.

9 $20.7 $31.5 $31.0 $4.3 $10.7 $7.3 $6.5 $13.0 $13.6 $6.7 $0.9 $0.9 $38.2 $56.2 $52.8 4Q21 3Q22 4Q22 Other Non-Interest Income Swap Income Trust, Investment & Insurance Gain on Sale of Loans Other $18.0 34% Trust, Investment & Insurance $13.6 26% Loan Servicing Fees $2.6 5% Service Charges $10.3 19% Gain-on-Sale of Loans, net $0.9 2% Swap Fees $7.3 14% 4Q22 Non-Interest Income Composition ($mm) Fee Income $52.8mm Non-Interest Income ($mm)

10 253.8 255.7 7.8 10.6 261.6 266.2 3Q22 4Q22 Adjusted Reported 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Non-Interest Expense Non-Interest Expenses ($mm) Efficiency Ratio Trend 1 49.4% 49.8% 49.3% 52.0% 49.9% 49.4% 4Q21 3Q22 4Q22 4Q21 3Q22 ex-PPP 4Q22 Operating Leverage 1 7% 20% 3% 16% Q/Q Growth Annualized (4Q22 / 3Q22) 4-Year CAGR (4Q22 / 4Q18) Adj. Revenue ex-PPP Adj. Expenses

11 0.70% 0.65% 0.72% 0.65% 0.57% 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.10% 1.07% 1.13% 1.10% 1.03% 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/22 Net Charge-offs ($mm) 1 Excludes $62.4mm of charge-offs related to PCD loans acquired from Leumi and recognized upon completion of the merger in accordance with GAAP. Sums may be inconsistent due to rounding. $(1) $(0) $2 $(6) $22 (0.01%) 0.00% 0.02% (0.05%) 0.19% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Charge-offs NCOs / Avg. Loans $5.4 $3.5 $2.7 $1.8 $7.3 $6.2 $41.0 4Q21 1Q22 2Q22 3Q22 4Q22 Provision Non-PCD Acquired Loans 1 2022 NCOs / Avg. Loans: 0.05%

12 Equity & Capitalization $7.94 $7.93 $7.71 $7.87 $8.15 $11.57 $11.60 $11.84 $11.98 $12.23 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 7.98% 7.96% 7.46% 7.40% 7.44% 11.70% 11.70% 11.40% 11.22% 11.14% 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 12/31/21 9/30/22 12/31/22 Tier 1 Leverage 8.88 8.31 8.23 Common Equity Tier 1 10.06 9.09 9.01 Tier 1 Risk-Based 10.69 9.56 9.46 Total Risk-Based 13.10 11.84 11.63 4Q22 TBV +14% Annualized

13 • Between 7% - 9%. (based on 12/31/2022 gross loans of $46.9 billion) 2023 Loan Growth • Year-over-year growth of 16% - 18% (from full-year 2022 net interest income of $1,656 million) Net Interest Income • Year-over-year growth of 10.5% - 12.5% (based on 2022 reported expenses less merger charges of $954 million) Non-Interest Expense • 2023 efficiency at or below current levelsEfficiency Ratio • Approximately 28%2023 Tax Rate 2023 Targets & Outlook The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

A p p e n d i x

15 CRE Detail as of 12/31/2022 Portfolio by Collateral Type Apartment & Residential 29% Retail 19% Mixed Use 10% Office 10% Industrial 11% Healthcare 11% Specialty & Other 10% Portfolio by Geography Florida 25.5% New Jersey 20.0% Other 20.2% Other NYC Boroughs 13.7% Manhattan (Multifamily) 6.3% Manhattan (Other) 4.4% New York (ex. NYC) 9.9% Geography Outstanding ($BN) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $6.6 25.5% 61% 1.94x New Jersey $5.1 20.0% 61% 1.73x Other NYC Boroughs $3.5 13.7% 56% 1.49x Manhattan $2.8 10.7% 38% (53% ex Co-Ops) 1.66x New York (ex. NYC) $2.5 9.9% 55% 1.81x Other $5.2 20.2% 64% 1.74x Total $25.7 100.0% 58% 1.75x $25.7bn $25.7bn Sums may be inconsistent due to rounding.

SLIDE 16

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021	Years Ended December 31, 2022	Years Ended December 31, 2021	Years Ended December 31, 2020	Years Ended December 31, 2019
Adjusted net income available to common shareholders (Non-GAAP):							
Net income, as reported (GAAP)	$177,591	$178,119	$115,038	$568,851	$473,840	$390,606	$309,793
Less: Gain on sale leaseback transactions (net of tax) (a)	—	—	—	—	—	—	(56,414)
Add: Losses on extinguishment of debt (net of tax)	—	—	—	—	6,024	8,649	22,992
Add: Losses (gains) on available for sale and held to maturity securities transactions (net of tax) (b)	5	(24)	9	(69)	(390)	(377)	108
Add: Severance expense (net of tax) (c)	—	—	—	—	—	1,489	3,477
Add: Tax credit investment impairment (net of tax) (d)	—	—	—	—	—	—	1,746
Add: Litigation reserves (net of tax) (e)	—	—	—	—	1,505	—	—
Add: Provision for credit losses for non-PCD loans and HTM securities (net of tax) (f)	—	—	4,471	29,282	4,471	—	—
Add: Merger related expenses (net of tax) (g)	5,285	3,360	5,491	52,388	6,698	1,371	11,929
Add: Income tax expense (benefit) (h)	—	—	—	—	—	—	31,123
Net income, as adjusted (Non-GAAP)	$182,881	$181,455	$125,009	$650,452	$492,148	$401,738	$326,858
Dividends on preferred stock	3,630	3,172	3,172	13,146	12,688	12,688	12,688
Net income available to common shareholders, as adjusted (Non-GAAP)	$179,251	$178,283	$121,837	$637,306	$479,460	$389,050	$314,170

(a) The gain on sale leaseback transactions is included in gains on the sales of assets within other non-interest income.
(b) Included in (losses) / gains on securities transactions, net.
(c) Severance expenses are included in salary and employee benefits expense.
(d) Impairment is included in the amortization of tax credit investments.
(e) Litigation reserve included in professional and legal fees.
(f) Represents provision for credit losses for non-PCD loans and unfunded credit commitments acquired in bank acquisitions.
(g) Merger related expenses are primarily within salary and employee benefits expense, technology, furniture and equipment expense and professional and legal fees.
(h) Income tax expense related to reserves for uncertain tax positions in 2019.

	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021	Years Ended December 31, 2022	Years Ended December 31, 2021	Years Ended December 31, 2020	Years Ended December 31, 2019
Adjusted per common share data (Non-GAAP):							
Net income available to common shareholders, as adjusted (Non-GAAP)	$179,251	$178,283	$121,837	$637,306	$479,460	$389,050	$314,170
Average number of shares outstanding	506,359,704	506,342,200	411,775,590	485,434,918	407,445,379	403,754,356	337,792,270
Basic earnings, as adjusted (Non-GAAP)	$0.35	$0.35	$0.30	$1.31	$1.18	$0.96	$0.93
Average number of diluted shares outstanding	509,301,813	508,690,997	414,472,820	487,817,710	410,018,328	405,046,207	340,117,808
Diluted earnings, as adjusted (Non-GAAP)	$0.35	$0.35	$0.29	$1.31	$1.17	$0.96	$0.92
Adjusted annualized return on average tangible shareholders' equity (Non-GAAP):							
Net income, as adjusted (Non-GAAP)	$182,881	$181,455	$125,009	$650,452	$492,148	$401,738	$326,858
Average shareholders' equity	6,327,970	6,256,767	4,905,343	5,985,236	4,747,745	4,500,067	3,555,483
Less: Average goodwill and other intangible assets	2,074,367	2,117,818	1,481,951	1,944,503	1,457,519	1,454,349	1,182,140
Average tangible shareholders' equity	4,253,603	4,138,949	3,423,392	4,040,733	3,290,226	3,045,718	2,373,343
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	17.20%	17.54%	14.61%	16.10%	14.96%	13.19%	13.77%
Adjusted annualized return on average assets (Non-GAAP):							
Net income, as adjusted (Non-GAAP)	$182,881	$181,455	$125,009	$650,452	$492,148	$401,738	$326,858
Average assets	$56,913,215	$54,858,306	$42,473,828	$52,182,310	$41,475,682	$40,557,346	$33,442,738
Annualized return on average assets, as adjusted (Non-GAAP)	1.29%	1.32%	1.18%	1.25%	1.19%	0.99%	0.98%
Adjusted annualized return on average shareholders' equity (Non-GAAP):							
Net income, as adjusted (Non-GAAP)	$182,881	$181,455	$125,009	$650,452	$492,148	$401,738	$326,858
Average shareholders' equity	6,327,970	6,256,767	4,905,343	5,985,236	4,747,745	$4,500,067	$3,555,483
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	11.56%	11.60%	10.19%	10.87%	10.37%	8.93%	9.19%

SLIDE 17

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2021	Years Ended December 31, 2022	Years Ended December 31, 2021	Years Ended December 31, 2020	Years Ended December 31, 2019
Annualized return on average tangible shareholders' equity (Non-GAAP):							
Net income, as reported (GAAP)	$177,591	$178,119	$115,038	$568,851	$473,840	$390,606	$309,793
Average shareholders' equity	6,327,970	6,256,767	4,905,343	5,985,236	4,747,745	4,500,067	3,555,483
Less: Average goodwill and other intangible assets	2,074,367	2,117,818	1,481,951	1,944,503	1,457,519	1,454,349	1,182,140
Average tangible shareholders' equity	4,253,603	4,138,949	3,423,392	4,040,733	3,290,226	3,045,718	2,373,343
Annualized return on average tangible shareholders' equity (Non-GAAP):	16.70%	17.21%	13.44%	14.08%	14.40%	12.82%	13.05%
Efficiency ratio (Non-GAAP):							
Non-interest expense, as reported (GAAP)	$266,240	$261,640	$184,514	$1,024,949	$691,542	$646,148	$631,555
Less: Loss on extinguishment of debt (pre-tax)	—	—	—	—	8,406	12,036	31,995
Less: Severance expense (pre-tax)	—	—	—	—	—	2,072	4,838
Less: Litigation reserve (pre-tax)	—	—	—	—	2,100	—	—
Less: Merger-related expenses (pre-tax)	7,372	4,707	7,613	71,203	8,900	1,907	16,579
Less: Amortization of tax credit investments (pre-tax)	3,213	3,105	2,115	12,407	10,910	13,335	20,392
Non-interest expense, as adjusted (Non-GAAP)	$255,655	$253,828	$174,786	$941,339	$661,226	$616,798	$557,751
Net interest income, as reported (GAAP)	465,819	453,992	315,301	1,655,640	1,209,901	1,118,904	898,048
Non-interest income, as reported (GAAP)	52,796	56,194	38,223	206,793	155,013	183,032	214,520
Add: Net impairment losses on securities (pre-tax)	—	—	—	—	—	—	2,928
Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax)	7	(33)	12	(95)	(545)	(524)	150
Less: Gain on sale leaseback transaction (pre-tax)	—	—	—	—	—	—	78,505
Non-interest income, as adjusted (Non-GAAP)	$52,803	$56,161	$38,235	$206,698	$154,468	$182,508	$139,093
Gross operating income, as adjusted (Non-GAAP)	518,622	510,153	353,536	1,862,338	1,364,369	$1,301,412	$1,037,141
Efficiency ratio (Non-GAAP)	49.30%	49.76%	49.44%	50.55%	48.46%	47.39%	53.78%
Annualized pre-provision net revenue / average assets							
Net interest income, as reported (GAAP)	$465,819	$453,992	$315,301	$1,655,640	$1,209,901	$1,118,904	$898,048
Non-interest income, as reported (GAAP)	52,796	56,194	38,223	206,793	155,013	183,032	214,520
Less: Non-interest expense, as reported (GAAP)	266,240	261,640	184,514	1,024,949	691,542	646,148	631,555
Pre-provision net revenue (GAAP)	$252,375	$248,546	$169,010	$837,484	$673,372	$655,788	$481,013
Average assets	$56,913,215	$54,858,306	$42,473,828	$52,182,310	$41,475,682	$40,557,346	$33,442,738
Annualized pre-provision net revenue / average assets (GAAP)	1.77%	1.81%	1.59%	1.60%	1.62%	1.62%	1.44%
Annualized pre-provision net revenue / average assets, as adjusted							
Pre-provision net revenue (GAAP)	$252,375	$248,546	$169,010	$837,484	$673,372	$655,788	$481,013
Add: Loss on extinguishment of debt (pre-tax)	—	—	—	—	8,406	12,036	31,995
Add: Severance expense (pre-tax)	—	—	—	—	—	2,072	4,838
Add: Litigation reserve (pre-tax)	—	—	—	—	2,100	—	—
Add: Merger-related expenses (pre-tax)	7,372	4,707	7,613	71,203	8,900	1,907	16,579
Add: Amortization of tax credit investments (pre-tax)	3,213	3,105	2,115	12,407	10,910	13,335	20,392
Add: Net impairment losses on securities (pre-tax)	—	—	—	—	—	—	2,928
Less: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	7	(33)	12	95	545	524	(150)
Less: Gain on sale leaseback transaction (pre-tax)	—	—	—	—	—	—	78,505
Pre-provision net revenue, as adjusted (Non-GAAP)	262,967	256,325	178,750	920,999	703,143	684,614	479,390
Average assets	$56,913,215	$54,858,306	$42,473,828	$52,182,310	$41,475,682	$40,557,346	$33,442,738
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.85%	1.87%	1.68%	1.76%	1.70%	1.69%	1.43%

18 December 31, September 30, December 31, ($ in thousands) 2022 2022 2021 Annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as reported (GAAP) $177,591 $178,119 $115,038 Less: Interest and fees on PPP loans (net of tax) 564 1,100 12,549 Net income, excluding interest and fees on PPP loans (Non-GAAP) 177,027 177,019 102,489 Average assets $56,913,215 $54,858,306 $42,473,828 Less: Average PPP loans 55,433 106,030 641,589 Average assets, excluding average PPP loans (Non-GAAP) 56,857,782 54,752,276 41,832,239 Annualized return on average assets, excluding PPP (Non-GAAP) 1.25% 1.29% 0.98% Adjusted annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as adjusted (Non-GAAP) $182,881 $181,455 $125,009 Less: Interest and fees on PPP loans (net of tax) 564 1,100 12,549 Net income, as adjusted, excluding interest and fees on PPP loans (Non-GAAP) 182,317 180,355 112,460 Average assets, excluding average PPP loans (Non-GAAP) 56,857,782 54,752,276 41,832,239 Annualized return on average assets, as adjusted, excluding PPP (Non-GAAP) 1.28% 1.32% 1.08% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures December 31, December 31, December 31, December 31, ($ in thousands) 2022 2021 2020 2019 Net interest income, excluding PPP (Non-GAAP) Net interest income, as reported (GAAP) $1,655,640 $1,209,901 $1,118,904 $898,048 Less: Interest and fees on PPP loans (Non-GAAP) 13,409 84,905 43,626 - Net interest income, excluding interest and fees on PPP loans (non-GAAP) $1,642,231 $1,124,996 $1,075,278 $898,048 Years Ended

SLIDE 19

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
	Three Months Ended										
Net interest income, as reported (GAAP)	$ 465,819	$ 453,992	$ 418,160	$ 317,669	$ 315,301	$ 301,026	$ 300,907	$ 292,667	$ 287,920	$ 283,086	$ 282,559
Non-interest income, as reported (GAAP)	52,796	56,194	58,533	39,270	38,223	42,431	43,126	31,233	47,533	49,272	44,830
Add: Net impairment losses on securities (pre-tax)	-	-	-	-	-	-	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	-	-	-	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	7	(33)	(78)	9	12	(788)	113	118	(651)	46	41
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	-	-	-	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	-	-	-	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	52,803	56,161	58,455	39,279	38,235	41,643	43,239	31,351	46,882	49,318	44,871
Gross revenue, as adjusted (Non-GAAP)	518,622	510,153	476,615	356,948	353,536	342,669	344,146	324,018	334,802	332,404	327,430
Less: PPP Loan Income (pre-tax)	778	1,522	4,074	7,075	17,161	16,284	25,726	25,733	17,018	14,772	11,836
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	517,844	508,631	472,541	349,873	336,375	326,385	318,420	298,285	317,784	317,632	315,594
Non-interest expense, as reported (GAAP)	$266,240	$261,640	$299,730	$197,340	$184,514	$174,922	$171,893	$160,213	$173,141	$160,185	$157,166
Less: Loss on extinguishment of debt (pre-tax)	-	-	-	-	-	-	8,406	-	9,683	2,353	-
Less: Severance expense (pre-tax)	-	-	-	-	-	-	-	-	2,072	-	-
Less: Litigation reserve	-	-	-	-	-	2,100	-	-	-	-	-
Less: Merger-related expenses (pre-tax)	7,372	4,707	54,496	4,628	7,613	1,287	-	-	133	106	366
Less: Amortization of tax credit investments (pre-tax)	3,213	3,105	3,193	2,896	2,115	3,079	2,972	2,744	3,932	2,759	3,416
Non-interest expense, as adjusted (Non-GAAP)	255,655	253,828	242,041	189,816	174,786	168,456	160,515	157,469	157,321	154,967	153,384
Efficiency ratio (Non-GAAP)	49.30%	49.76%	50.78%	53.18%	49.44%	49.16%	46.64%	48.60%	46.99%	46.62%	46.84%
Efficiency ratio, excluding PPP (Non-GAAP)	49.37%	49.90%	51.22%	54.25%	51.96%	51.61%	50.41%	52.79%	49.51%	48.79%	48.60%

($ in thousands, except for share data)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
	Three Months Ended								
Net interest income, as reported (GAAP)	$ 265,339	$ 238,541	$ 220,625	$ 220,234	$ 218,648	$ 222,053	$ 216,800	$ 210,752	$ 207,598
Non-interest income, as reported (GAAP)	41,397	38,094	41,150	27,603	107,673	34,694	29,038	38,069	32,251
Add: Net impairment losses on securities (pre-tax)	-	-	-	2,928	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	1,821	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	40	36	93	(11)	32	1,462	79	36	765
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	6,530	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	78,505	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	41,437	38,130	41,243	30,520	29,200	29,626	30,938	38,105	33,016
Gross revenue, as adjusted (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Less: PPP Loan Income (pre-tax)	-	-	-	-	-	-	-	-	-
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Non-interest expense, as reported (GAAP)	$155,656	$196,146	$145,877	$141,737	$147,795	$153,712	$151,681	$149,916	$173,752
Less: Loss on extinguishment of debt (pre-tax)	-	31,995	-	-	-	-	-	-	-
Less: Severance expense (pre-tax)	-	-	-	-	4,838	2,662	-	-	-
Less: Litigation reserve	-	-	-	-	-	-	1,684	-	10,500
Less: Merger-related expenses (pre-tax)	1,302	15,110	1,434	35	-	(635)	1,304	3,248	13,528
Less: Amortization of tax credit investments (pre-tax)	3,228	3,971	4,385	4,863	7,173	9,044	5,412	4,470	5,274
Non-interest expense, as adjusted (Non-GAAP)	151,126	145,070	140,058	136,839	135,784	142,641	143,281	142,198	144,450
Efficiency ratio (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%
Efficiency ratio, excluding PPP (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%

SLIDE 20

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Years Ended, December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net interest income, as reported (GAAP)	$ 1,655,640	$ 1,209,901	$ 1,118,904	$ 898,048
Non-interest income, as reported (GAAP)	206,793	155,013	183,032	214,520
Add: Net impairment losses on securities (pre-tax)	-	-	-	2,928
Add: Branch related asset impairment (pre-tax)	-	-	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	(95)	(545)	(524)	150
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	78,505
Non-Interest Income, as adjusted (Non-GAAP)	206,698	154,468	182,508	139,093
Gross revenue, as adjusted (Non-GAAP)	1,862,338	1,364,369	1,301,412	1,037,141
Less: PPP Loan Income (pre-tax)	13,449	84,904	43,626	-
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	1,848,889	1,279,465	1,257,786	1,037,141
Non-interest expense, as reported (GAAP)	$1,024,950	$691,542	$646,148	$631,555
Less: Loss on extinguishment of debt (pre-tax)	-	8,406	12,036	31,995
Less: Severance expense (pre-tax)	-	-	2,072	4,838
Less: Litigation reserve	-	2,100	-	-
Less: Merger-related expenses (pre-tax)	71,203	8,900	1,907	16,579
Less: Amortization of tax credit investments (pre-tax)	12,407	10,910	13,335	20,392
Non-interest expense, as adjusted (Non-GAAP)	941,340	661,226	616,798	557,751
Efficiency ratio (Non-GAAP)	50.55%	48.46%	47.39%	53.78%
Efficiency ratio, excluding PPP (Non-GAAP)	50.91%	51.68%	49.04%	53.78%

($ in thousands, except for share data)	December 31, 2022	September 30, 2022	June 30, 2022	As of March 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Tangible book value per common share (Non-GAAP):							
Common shares outstanding	506,374,478	506,351,502	506,328,526	421,437,068	421,437,068	403,858,998	403,278,390
Shareholders' equity	$6,400,802	$6,273,828	$6,204,913	$5,096,384	$5,084,066	$4,592,120	$4,384,188
Less: Preferred Stock	209,691	209,691	209,691	209,691	209,691	209,691	209,691
Less: Goodwill and other intangible assets	2,066,392	2,079,731	2,090,147	1,543,238	1,529,394	1,452,891	1,460,397
Tangible common shareholders' equity (Non-GAAP)	$4,124,719	$3,984,406	$3,905,075	$3,343,455	$3,344,981	$2,929,538	$2,714,100
Tangible book value per common share (Non-GAAP):	$8.15	$7.87	$7.71	$7.93	$7.94	$7.25	$6.73
Book value per common share (GAAP)	$12.23	$11.98	$11.84	$11.60	$11.57	$10.85	$10.35
Tangible common equity to tangible assets (Non-GAAP):							
Tangible common shareholders' equity (Non-GAAP)	$4,124,719	$3,984,406	$3,905,075	$3,343,455	$3,344,981	$2,929,538	$2,714,100
Total assets	57,462,749	55,927,501	54,438,807	43,551,457	43,446,443	40,693,576	37,436,020
Less: Goodwill and other intangible assets	2,066,392	2,079,731	2,090,147	1,543,238	1,529,394	1,452,891	1,460,397
Tangible assets (Non-GAAP)	55,396,357	53,847,770	52,348,660	42,008,219	41,917,049	$39,240,685	$35,975,623
Tangible common equity to tangible assets (Non-GAAP)	7.45%	7.40%	7.46%	7.96%	7.98%	7.47%	7.54%

21 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, FSVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information